ARTWORK & BEYOND


                                                 631-471-0065 - Fax 631-471-6741
                                        761-D Coates Avenue - Holbrook, NY 11741



Supply Agreement

This agreement dated May 29,2002, is made between Artwork & Beyond, Inc., and Ross Galleries, LLC.

Ross will act as a contract manufacturer for A&B. As a contract manufacturer, Ross agrees to frame and pack artwork for shipping, based upon the acceptance of a purchase order(s) submitted by A&B.

Ross Galleries LLC. Agrees to charge A&B the following:

- 33% above Ross's cost for framing services on unframed items delivered by A&B to Ross.
-   42% of opening bid for items mutually identified as art express pieces.
-   2.75% per box for packing.

Ross Galleries LLC may change the above terms upon 30 days written notice. In the event Ross Galleries LLC wishes to terminate this agreement, 30 days notice will be given to Artwork & Beyond.



Robert Danker                                       Howard Blum

/s/ Robert Danker                                   /s/ Howard Blum
Ross Galleries, LLC.                                Artwork & Beyond, Inc.









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